UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

MYnd Analytics, Inc.

26522 La Alameda

Mission Viejo, CA 92691

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	EMMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 17, 2019, MYnd Analytics, Inc. (“MYnd”) completed its business combination with Emmaus Life Sciences, Inc. (“ELS”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of January 4, 2019, among the Company, Athena Merger Subsidiary, Inc. (“Merger Sub”), and Emmaus, as amended by Amendment No. 1 thereto, dated as of May 10, 2019 (as so amended, the “Merger Agreement”), pursuant to which Merger Sub merged with and into Emmaus, with Emmaus surviving as a wholly-owned subsidiary of MYnd (the “Merger”). On July 17, 2019, immediately after completion of the Merger, MYnd filed a Certificate of Amendment (the “Name Change Amendment”) to its Certificate of Incorporation to change its name to “Emmaus Life Sciences, Inc.” (the “Name Change”). References herein to the “Company” mean MYnd following the Merger and the Name Change.

The Merger was treated as a reverse merger under the acquisition method of accounting in accordance with accounting principles generally accepted in the United States. For accounting purposes, ELS is considered to have acquired MYnd. The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

In connection with and prior to the Merger, MYnd contributed and transferred to Telemynd, Inc. (“Telemynd”), a newly formed, wholly owned subsidiary of MYnd all or substantially all of MYnd’s business, assets and liabilities, except for certain retained assets and liabilities, pursuant to the Amended and Restated Separation and Distribution Agreement, dated as of March 27, 2019, among MYnd, Telemynd and MYnd Analytics, Inc., a California corporation and wholly owned subsidiary of MYnd (the “Separation Agreement”). On July 15, 2019, the MYnd Board of Directors (the “Board”) declared a dividend (the “Dividend”) with respect to the shares of Common Stock outstanding at the close of business on that day of one share of the Telemynd common stock held by MYnd for each outstanding share of Common Stock after giving effect to the Reverse Split. The Dividend, which together with the contribution and transfer of MYnd’s business, assets and liabilities described above, is referred to as the “Spin-Off,” was paid on July 16, 2019.

On July 17, 2019, in connection with, and prior to the completion of, the Merger, MYnd filed a Certificate of Amendment (the “Reverse Split Amendment”) to its Certificate of Incorporation to effect a 1-for-6 reverse split (the “Reverse Split”) of its outstanding shares of common stock, par value $0.001 per share (“Common Stock”).

As a result of the Spin-Off and the Merger, the ongoing business of the Company is the ELS business, which is that of a commercial-stage biopharmaceutical company focused on the development, marketing and sale of innovative treatments and therapies, including those in the rare and orphan disease categories.

Pursuant to the Merger Agreement, the Company issued shares of Common Stock to ELS stockholders at an exchange ratio of approximately 1.05 shares of Common Stock, after giving effect to the Reverse Split, for each share of ELS common stock outstanding immediately prior to the Merger, including shares deemed outstanding immediately prior to the Merger upon the conversion of outstanding convertible promissory notes of ELS. The exchange ratio was determined through arms’-length negotiations between MYnd and ELS. The Company also assumed the stock options outstanding under ELS’ Amended and Restated 2011 Stock Incentive Plan and out, with such stock options henceforth representing the right to purchase a number of shares of Common Stock equal to the exchange ratio multiplied by the number of shares of ELS common stock previously purchasable under such options at an exercise price per share equal to the former exercise price thereunder divided by such exchange ratio. Upon the Merger, ELS’ outstanding Amended and Restated 10% Senior Secured Debentures due October 21, 2020 (“Debentures”) and outstanding warrants to purchase ELS common stock generally became convertible and exercisable in accordance with their terms into a number of shares of Common Stock equal to the exchange ratio multiplied by the number of shares of ELS common stock previously purchasable under the Debentures and the warrants at a conversion or exercise price per share divided by such exchange ratio. The exercise price per share of warrants to purchase 1,464,000 former ELS shares is subject to further adjustment based upon the trading price of the Emmaus shares.

Immediately after the Merger, there were approximately 47,465,212 shares of Common Stock outstanding after the elimination of any fractional shares resulting from the Reverse Split and the Merger exchange ratio as further described below. Immediately after the Merger, the former ELS stockholders, option holders, Debenture holders and warrant holders owned, or held rights to acquire, 94.1% of the fully-diluted Common Stock, with the Company’s stockholders, option holders and warrant holders immediately prior to the Merger owning, or holding rights to acquire, 5.9% of the fully-diluted Common Stock.

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The issuance of the shares of Common Stock to the former ELS stockholders was registered with the Securities and Exchange Commission (the “SEC”) on the Company’s Registration Statement on Form S-4 (Reg. No. 333-229660), as amended.

The foregoing descriptions of the Merger Agreement and the Separation Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Merger Agreement and the Separation Agreement set forth as Annex A and as Annex B, respectively, of the definitive joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed under Rule 424 by the Company with the SEC on June 14, 2019, which Annexes are incorporated herein by reference.

Pursuant to an exchange agreement, dated as of June 12, 2019 (the “Exchange Agreement”), between the Company, Telemynd and John Pappajohn and Peter Unanue, each of whom was a director of the Company, and certain of affiliates of Mr. Pappajohn, all of whom held shares of preferred stock of the Company, immediately after the effective of the Merger each such share was exchanged for one share of Common Stock and one preferred share of Telemynd with substantially the same rights, benefits, designations and restrictions as the Company’s preferred stock.

The foregoing descriptions of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Merger, the Common Stock was listed for trading on The NASDAQ Capital Market (“NASDAQ”) under the symbol “MYND.” In connection with the Merger, MYnd submitted an initial listing application for listing of the Common Stock upon the closing of the Merger; however, the application was not approved based upon the Company’s failure to satisfy NASDAQ that it met NASDAQ’s initial listing standard requiring a minimum stockholders’ equity of at least $5 million.

In connection with the Merger, MYnd also submitted an initial listing application for listing of the Company warrants formerly listed under the ticker symbol “MYNDW”; however, the application was not approved because the warrants were not held by at least 400 Round Lot Holders on a post-Reverse Split basis as required by NASDAQ’s initial listing standards.

The Common Stock traded on NASDAQ under the ticker symbol “MYND” on an ex-Dividend basis beginning on July 16, 2019 and on a post-Reverse Split adjusted basis on July 17, 2019. The Common Stock commenced trading on NASDAQ under the ticker symbol “EMMA” on July 18, 2019. The Common Stock has a new CUSIP number, 29137T 101. The Company warrants (the “Company Warrants”) previously trading on NASDAQ through the close of business on July 17, 2019 under the ticker symbol “MYNDW” also traded on an ex-Dividend basis beginning on July 16, 2019 and on a post-Reverse Split adjusted basis on July 17, 2019. The Company Warrants will have a new CUSIP number, 29137T 119. The Company Warrants commenced trading on NASDAQ under the ticker symbol “EMMAW” on July 18, 2019.

In light of the failure to satisfy NASDAQ’s initial listing standards as described above, on July 18, 2019, the Company received a notice of noncompliance (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market indicating that the Company was not compliant with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”) for continued listing of the Common Stock on The Nasdaq Capital Market and was not in compliance with the minimum Round Lot holder requirement for continued listing of the Company Warrants.

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The Notice stated that the NASDAQ Staff has determined to delist the Common Stock and the Company Warrants. Unless the Company requests an appeal of this determination as described below, the Common Stock and the Company Warrants will be delisted from The NASDAQ Capital Market on July 30, 2019. The Notice indicated that the Company may appeal the Staff’s determination before a NASDAQ appeals board by filing a request for an appeal by July 26, 2019. The Notice also indicated that, if the Company does not request an appeal, the Common Stock and the Company Warrants may be eligible to continue to be quoted on the OTC Market or in the “Pink Sheets.” The Company intends to timely file an appeal of the Staff’s determination and to take actions necessary to satisfy the minimum stockholders’ equity listing standard. There can be no assurance, however, that the appeal will be successful. If the appeal is unsuccessful, the delisting of the Common Stock and the Warrants would be likely to have a material adverse effect on the market for the Company’s securities and any trading prices of the securities.

As previously disclosed, at the special meeting of MYnd stockholders held on July 9, 2019, the stockholders approved a Reverse Stock Split Amendment authorizing the Board, without further stockholder approval, to effect a reverse stock split of the Common Stock in a ratio in the range of between 1-for-2 to 1-for-10, inclusive. The final Reverse Split ratio of 1-for-6 was approved by the Board on July 16, 2019.

NASDAQ’s initial listing standards require, among other things, that the listed shares have a $4.00 per share minimum bid price. The Reverse Split was intended to help to ensure that this standard was met as contemplated by the Merger Agreement.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 2.01, above, and in Items 5.01, 5.03, and 5.07, below, is incorporated herein by reference.

As a result of the Reverse Split, each six outstanding shares of Common Stock immediately prior to the Reverse Split were automatically combined into one share of Common Stock. The number of outstanding shares of Common Stock immediately prior to the Merger was thereby reduced from approximately 13,883,143 to approximately 2,313,857. Each six shares of Common Stock underlying the Company Warrants were similarly combined into one share of Common Stock. All share numbers in this Current Report give effect to the Reverse Split.

The vesting of all outstanding and unexercised options to purchase shares of Common Stock and restricted stock awards of the Company was accelerated in full immediately prior to the completion of the Merger, and all outstanding unexercised warrants to purchase shares of Common Stock otherwise remain in effect pursuant to their terms, subject to adjustment to account for the Reverse Split..

The Reverse Stock Split had no effect on the Company's authorized Common Stock, the par value of the Common Stock or the authorized preferred stock of the Company. No fractional shares were issued in connection with the Reverse Split. Stockholders who would have otherwise been entitled to receive a fractional share will instead receive a cash payment based on the average closing price of Common Stock as reported by NASDAQ over the 10 -trading days ending on July 15, 2019. Immediately after the Reverse Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, other than as a result of the elimination of fractional shares. The Reverse Split had no effect on the rights and privileges of the Common Stock.

The descriptions in this Current Report of the Reverse Split Amendments and the Name Change Amendment do not purport to be complete and are qualified in their entirety by reference to the complete texts of the Amendments, which are filed herewith as Exhibit 3.1 and Exhibit 3.3, respectively, and incorporated herein by reference.

The information set forth in Item 5.02 of this Current Report with respect to the exchange of preferred stock of the Company pursuant to the Exchange Agreement is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

The information set forth in Items 2.01 and 3.02 of this Current Report is incorporated herein by reference.

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Immediately following the effective time of the Merger, the former stockholders of Emmaus immediately prior to the effective time held a majority of outstanding shares of Common Stock and voting power of the Company capital stock. In addition, in accordance with the terms of the Merger Agreement, on July 17, 2019, immediately prior to the effective time of the Merger, Geoffrey E. Harris, John Pappajohn, Peter Unanue, Michal Votruba and George C. Carpenter IV resigned from the Board and any committees of the Board on which they served. Effective as of the effective time of the Merger, the number of authorized directors of the Company was increased to seven and the incumbent directors of Emmaus were appointed to fill the vacancies on the seven-member Board and on the standing Board committees in accordance with the Merger Agreement. Robin L. Smith continued on as a director of the Company. The term of each director will continue until the Company’s next annual meeting of stockholders and until his or her successor is elected.

Effective as of the effective time of the Merger, the Board and Board committee members were as follows:

Name	Age	Position/Committee Membership
Yutaka Niihara, M.D., M.P.H.	59	Chairman of the Board
Willis C. Lee, M.S.	58	Vice Chairman of the Board
Robert Dickey IV (1)(2)(3)	63	Director
Masaharu Osato, M.D. (1)(2)(3)	64	Director
Wei Peu Zen	66	Director
Ian Zwicker (1)(2)(3)	71	Director
Robin L. Smith	54	Director

(1) Member of the Audit Committee, of which Mr. Dickey serves as Chairman.

(2) Member of Governance and Nominations Committee, of which Mr. Zwicker serves as Chairman.

(3) Member of the Compensation Committee, of which Mr. Zwicker serves as Chairman.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

(b) The information set forth in Item 5.01 of this Current Report with respect to the resignations of directors from the Board is incorporated herein by reference. The director resignations described therein were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Termination of Chairman Services Agreement

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, the Chairman Services Agreement, dated July 14, 2017, as amended (as so amended, the “Chairman Services Agreement”), between the Company and Robin L. Smith terminated in accordance with its terms and Ms. Smith ceased to serve as Chairman of the Board. In conjunction with the termination, the Company paid Ms. Smith a $150,000 bonus as called for in the Chairman Services Agreement.

The foregoing description of the Chairman Services Agreement and the compensation to Ms. Smith does not purport to be complete and is qualified in its entirety by reference to the complete text of the Chairman Services Agreement, which is incorporated herein by reference to Exhibit 10.1 to this Current Report.

Resignations of Executive Officers

On July 17, 2019, in accordance with the terms of the Merger Agreement and the Separation Agreement, Patrick Herguth and Don D’Ambrosio resigned as Chief Executive Officer and Chief Financial Officer, respectively, of the Company. Their resignations were not due to a dispute or disagreement with the Company.

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Messrs. Herguth and D’Ambrosio received no severance benefits in connection with their resignations.

Appointment of Executive Officers

(c) In accordance with the Merger Agreement, on July 17, 2019, effective as of the effective time of the Merger, the incumbent executive officers of Emmaus became executive officers of the Company as reflected in the following table:

Name	Age	Position
Yutaka Niihara, M.D., M.P.H.	59	Chairman and Chief Executive Officer
Willis C. Lee, M.S.	58	Vice Chairman and Chief Operating Officer
Lan T. Tran, M.P.H.	43	President and Chief Administrative Officer
Joseph (Jay) C. Sherwood III	64	Chief Financial Officer
Yasushi Nagasaki, C.P.A.	51	Senior Vice President, Finance

There are no family relationships among any of the Company’s directors and executive officers.

Appointment of Directors

(d) The information set forth in Item 5.01 of this Current Report with respect to the appointment of directors to the Board is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments

The information set forth in Item 3.03 of this Current Report regarding the Reverse Split Amendments and the Name Change Amendment is incorporated herein by reference.

Effective as of the completion of the Merger, the Company amended and restated its By-laws, as amended, to reflect the Name Change. The Amended and Restated Bylaws of the Company are filed herewith as Exhibit 3.4 and incorporated herein by reference.

The Company’s current fiscal year-end is September 30 of each year. The Company intends to consider changing its fiscal year end to ELS’s fiscal year-end of December 31.

Item 8.01 Other Events.

On July 17, 2019, the Company issued a press release announcing the completion of the Merger. On July 22, 2019, the Company issued a press release announcing the Notice from the NASDAQ Staff. Copies of the press releases are filed as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Company intends to file the financial statements required by this Item 9.01(a) by an amendment to this Current Report on Form 8-K not later than 71 calendar days after July 22, 2019, the due date this Current Report on Form 8-K is required to be filed with respect to the Company’s acquisition of EMI.

(b) Pro Forma Financial Information

There are included in this Current Report the unaudited pro forma condensed combined financial statements in Exhibit 99.1.

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference, which information is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2019	Emmaus Life Sciences, Inc.

	By:	/s/ JOSEPH C. SHERWOOD III
Name: Joseph C. Sherwood III
Title: Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit		Incorporated by Reference				Filed/
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Furnished
3.1	Certificate of Amendment to Certificate of Incorporation filed July 17, 2019					*

3.2	Certificate of Merger filed July 17, 2019					*

3.3	Certificate of Amendment Certificate of Incorporation filed July 17, 2019					*

3.4	Amended and Restated By-laws					*

10.1	Third Amendment to Chairman Services Agreement, effective as of May 30, 2019, between the Registrant and Robin C. Smith	8-K	001-35527	10.1	June 6, 2019	+

10.2	Exchange Agreement, dated as of June 12, 2019, between MYnd Analytics, Inc., Telemynd, Inc., John Pappajohn and Peter Unanue.	8-K	001-35527	10.1	June 28, 2019	+

99.1	Unaudited Pro Forma Condensed Combined Financial Statements					*

99.2	Press Release dated July 17, 2019					*

99.3	Press Release dated July 22, 2019					*

* Filed herewith.

+ Management contract.

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